UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

September 8, 2005

(Date of earliest event reported)

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12130 State Highway 3, Building 1

Webster, Texas 77598

(Address of principal executive offices, including zip code)

(713) 558-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 8, 2005, Richard S. Bodman and Richard M. Fairbanks each notified SPACEHAB, Incorporated (the “Company”) of his decision not to stand for re-election to the board of directors of the Company at the Company’s 2005 annual meeting of stockholders (the “Annual Meeting”). Messrs. Bodman and Fairbanks will continue to serve as directors until the Annual Meeting. Messrs. Bodman’s and Fairbanks’s decision not to stand for re-election is not a result of a disagreement with the Company related to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

September 12, 2005	By:	/s/ Brian K. Harrington
Brian K. Harrington
Sr. Vice President and Chief Financial Officer